Exhibit 99.2

iPCS, Inc.

$300,000,000 First Lien Senior Secured Floating Rate Notes due 2013

and

$175,000,000 Second Lien Senior Secured Floating Rate Notes due 2014

PURCHASE AGREEMENT

dated April 11, 2007

Banc of America Securities LLC
UBS Securities LLC
Jefferies & Company, Inc.

PURCHASE AGREEMENT

April 11, 2007

BANC OF AMERICA SECURITIES LLC
UBS SECURITIES LLC

JEFFERIES & COMPANY, INC.
     As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

Introductory.  iPCS, Inc., a Delaware corporation (the “Company”), proposes, upon the terms and subject to the conditions of this Agreement to issue and sell to the several Initial Purchasers named in Schedule A (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $300,000,000 aggregate principal amount of the Company’s First Lien Senior Secured Floating Rate Notes due 2013 (the “First Lien Notes”) and $175,000,000 aggregate principal amount of the Company’s Second Lien Senior Secured Floating Rate Notes due 2014 (the “Second Lien Notes”, and together with the First Lien Notes, the “Notes”).  The Company’s obligations with respect to the Notes will be unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior secured basis by each of the Company’s direct and indirect domestic subsidiaries (the “Guarantors” and, together with the Company, the “Issuers”).

The First Lien Notes will be issued pursuant to an indenture, dated as of April 23, 2007 (the “First Lien Indenture”), among the Issuers and U.S. Bank National Association, as trustee (the “First Lien Trustee”).  The Second Lien Notes will be issued pursuant to an indenture, dated as of April 23, 2007 (the “Second Lien Indenture” and, together with the First Lien Indenture, the “Indentures”), among the Issuers and U.S. Bank National Association, as trustee (the “Second Lien Trustee” and, together with the First Lien Trustee, the “Trustees”).  The Issuers’ obligations with respect to the First Lien Notes and the related Guarantees will be secured by a first priority lien on the Collateral (as defined in the Pricing Disclosure Package (as defined below)) pursuant to a first lien security agreement, dated as of April 23, 2007 (the “First Lien Security Agreement”), for the benefit of the holders of the First Lien Notes, by and among the Issuers and the First Lien Trustee, in its capacity as the First Lien Collateral Agent.  The Issuers’ obligations with respect to the Second Lien Notes and the related Guarantees will be secured by a second priority lien on the Collateral (as defined in the Pricing Disclosure Package (as defined below)) pursuant to a second lien security agreement, dated as of April 23, 2007 (the “Second Lien Security Agreement” and, together with the First Lien Security Agreement, the “Security Agreements”), for the benefit of the holders of the Second Lien Notes, by and among the Issuers and the Second Lien Trustee, in its capacity as the Second Lien Collateral Agent.  The Company intends to apply the net proceeds from the sale of the Securities and cash on hand of approximately $53.9 million to pay a dividend to stockholders of the Company (the “Dividend”) and to purchase any and all of its outstanding 11 1/2% Senior Notes due 2012 and 11 3/8% Senior Notes due 2012 (together, the “Existing Notes”) validly tendered, and accepted for purchase and payment, pursuant to the offer to purchase the Existing Notes made by the Company (together with any amendments, supplements and extensions thereof, the “Tender Offer”) and to pay any applicable consent payments relating thereto pursuant to a related solicitation of consents (together with any amendments, supplements and extensions thereof, the “Consent Solicitation) under the offer to purchase and consent solicitation statement, dated April 9, 2007 (together with any amendments and supplements thereof, the “Offer to Purchase”).

The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.

The holders of the First Lien Notes will be entitled to the benefits of a registration rights agreement, dated as of April 23, 2007 (the “First Lien Registration Rights Agreement”), among the Issuers and the Initial Purchasers, pursuant to which the Issuers will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the First Lien Notes and guaranteed on a senior secured basis by the Guarantors (the “First Lien Exchange Securities”) to be offered in exchange for the First Lien Notes (the “First Lien Exchange Offer”) and (ii) to the extent required by the First Lien Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the First Lien Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective.

The holders of the Second Lien Notes will be entitled to the benefits of a registration rights agreement, dated as of April 23, 2007 (the “Second Lien Registration Rights Agreement” and, together with the First Lien Registration Rights Agreement, the “Registration Rights Agreements”), among the Issuers and the Initial Purchasers, pursuant to which the Issuers will agree to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Company with terms substantially identical to the Second Lien Notes and guaranteed on a senior secured basis by the Guarantors (the “Second Lien Exchange Securities” and, together with the First Lien Exchange Securities, the “Exchange Securities”) to be offered in exchange for the Second Lien Notes (the “Second Lien Exchange Offer” and, together with the First Lien Exchange Offer, the “Exchange Offer”) and (ii) to the extent required by the Second Lien Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Second Lien Notes, and in each case, to use its commercially reasonable efforts to cause such registration statements to be declared effective.

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the time this Agreement is executed by the parties hereto (the “Time of Execution”).  The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities

Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom.  Pursuant to the terms of the Securities and the Indentures, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated April 9, 2007 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated April 11, 2007 (the “Pricing Supplement”) a true and correct copy of which is attached as Annex II hereto, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities.  The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.”  Promptly after the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Execution and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Execution and incorporated by reference in the Final Offering Memorandum.

The Company and the Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1.            Representations and Warranties.  The Company and the Guarantors, jointly and severally, hereby represent, warrant and covenant to each Initial Purchaser that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a)           No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture

Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)           No Integration of Offerings or General Solicitation.  None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.  None of the Company, its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.  With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c)           Eligibility for Resale under Rule 144A.  The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(d)           The Offering Memorandum.  Neither the Pricing Disclosure Package, as of the Time of Execution, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company or the Guarantors in writing by or on behalf of any Initial Purchaser through Banc of America Securities LLC expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be.  The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.  The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e)           Company Additional Written Communication.  The Company has not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and repre-

sentatives (other than a communication referred to in clauses (i) and (ii) below) a “Company Additional Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum, and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a).  Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Banc of America Securities LLC expressly for use in any Company Additional Written Communication.

(f)            Incorporated Documents.  The documents incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.

(g)           The Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms (assuming due authorization, execution and delivery by the Initial Purchasers), except as rights to indemnification and contribution hereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity).

(h)           The Registration Rights Agreements and DTC Agreement.  Each of the Registration Rights Agreements and the DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws no or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity), the availability of equitable remedies and except as rights to indemnification and contribution under the Registration Rights Agreements may be limited by applicable law.

(i)            The Security Agreements.  Each of the Security Agreements has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equi-

table principles (regardless of whether enforcement is considered in a proceeding at law or in equity), the availability of equitable remedies and except as rights to indemnification and contribution under the Security Agreements may be limited by applicable law.  The First Lien Security Agreement, when executed and delivered in connection with the sale of the First Lien Notes, will create, in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties (as defined in the First Lien Security Agreement), valid and enforceable security interests, subject to Permitted Liens (as described in the Offering Memorandum), in the Collateral.  The Second Lien Security Agreement, when executed and delivered in connection with the sale of the Second Lien Notes, will create, in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties (as defined in the Second Lien Security Agreement), valid and enforceable security interests, subject to Permitted Liens (as described in the Offering Memorandum), in the Collateral.  Upon the filing of appropriate Uniform Commercial Code financing statements, the security interests for the benefit of the First Lien Secured Parties in the rights in the Collateral of the Issuers will be perfected to the extent that the same may be perfected by the filing of financing statements and the security interests for the benefit of the Second Lien Secured Parties in the rights in the Collateral of the Issuers will be perfected to the extent that the same may be perfected by the filing of financing statements.

(j)            Authorization of the Securities, the Guarantees and the Exchange Securities.  The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity) and will be entitled to the benefits of the applicable Indenture.  The Exchange Securities have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity) and will be entitled to the benefits of the applicable Indenture. The Guarantees of the Notes and the Exchange Securities are in the respective forms contemplated by the applicable Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the applicable Indenture and in the case of the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes and the Exchange Securities have been authenticated in the manner provided for in the applicable Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity) and will be entitled to the benefits of the applicable Indenture.

(k)           Authorization of the Indentures.  Each Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms (assuming due authorization, execution and delivery by the other parties thereto), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors and other obligees generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding at law or in equity) and except as rights to indemnification and contribution may be limited by applicable law.

(l)            Description of the Securities and the Indentures.  The Securities, the Indentures, the Registration Rights Agreements, the Security Agreements and the Intercreditor Agreement on the Closing Date and the Exchange Securities, when issued, will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(m)          No Material Adverse Change.  Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum:  (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of their subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(n)           Independent Registered Public Accountants.  Deloitte & Touche LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and included in the Offering Memorandum are independent registered public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act, and any non-audit services provided by Deloitte & Touche LLP to the Company have been or will be approved by the Audit Committee of the Board of Directors of the Company.

(o)           Preparation of the Financial Statements.  The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly, in all material respects, the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified.

Such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The financial data set forth in the Offering Memorandum under the caption “Summary Historical Financial Information” fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum, except as may be disclosed in the Offering Memorandum.

(p)           Organization and Good Standing of the Company and its Subsidiaries.  Each of the Company and its subsidiaries has been duly incorporated or organized, as applicable, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of this Agreement, each Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities, each Security Agreement and each Indenture.  Each of the Company and each subsidiary is duly qualified as a foreign corporation or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.  All of the issued and outstanding capital stock of each subsidiary that is a corporation has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.  All of the membership interests of each subsidiary that is a limited liability company have been duly authorized and validly issued and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit B hereto.

(q)           Capitalization and Other Capital Stock Matters.  At December 31, 2006, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto and the Transactions (as defined in the Offering Memorandum), the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum).

(r)            Nasdaq Listing.  The Company’s common stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq Global Select Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Global Select Market, nor has the Company received any notification that the Commission or the NASD, Inc. (the “NASD”) is contemplating terminating such registration or listing.

(s)           Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Company nor any of its subsidiaries is in violation of its charter or bylaws or limited liability company agreement, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject that is material to the Company and its subsidiaries, considered as one entity (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.  Assuming completion of the Tender Offer and Consent Solicitation in accordance with terms of the Offer to Purchase, the Company’s and the Guarantors’ execution, delivery and performance of this Agreement, the Registration Rights Agreements, the DTC Agreement, the Security Agreements and the Indentures, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (including, without limitation, the Dividend) (i) have been duly authorized by the requisite corporate action and will not result in any violation of the provisions of the charter or bylaws or limited liability company agreement, as applicable, of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and Permitted Liens (as described in the Offering Memorandum) and (iii) except as would not individually or in the aggregate result in a Material Adverse Change, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, the Registration Rights Agreements, the Security Agreements, the DTC Agreement or the Indentures, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except (i) such as have been obtained or made by the Company and are in full force and effect, (ii) such as may be required by the securities or Blue Sky laws of the several states of the United States or provinces of Canada with respect to the Company’s and each Guarantor’s offer and sale of the Securities, (iii) by federal and state securities laws with respect to the Company’s and each Guarantor’s obligations under the Registration Rights Agreements, (iv) as contemplated by the Offering Memorandum and the Security Agreements.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(t)            No Material Actions or Proceedings.  Except as disclosed in the Offering Memorandum, there are no pending actions, suits or proceedings against or affecting the Company or any of its subsidiaries or any of their respective properties that (i) if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material

Adverse Change, (ii) challenge in any respect or seeks to delay or prevent the issuance and sale of the Securities, or (iii) would materially and adversely affect the ability of the Company or any Guarantor to perform its obligations hereunder or under the Registration Rights Agreements, the Security Agreements, the Indentures, the Securities or the Exchange Securities, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated.

(u)           Intellectual Property Rights.  Except as disclosed in the Offering Memorandum, the Company and its subsidiaries directly or through one or more subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) reasonably necessary to conduct the business now operated by them, or now employed by them, except where the failure to own or possess or otherwise be able to acquire such intellectual property rights would not individually or in the aggregate result in a Material Adverse Change, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material Adverse Change.

(v)           All Necessary Permits, etc.  The Company and its subsidiaries possess reasonably adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not individually or in the aggregate result in a Material Adverse Change, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material Adverse Change.

(w)          Title to Properties.  Except as disclosed in the Offering Memorandum, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such liens, encumbrances and defects imposed by the Security Agreements or as are described in the Offering Memorandum, in each case, to the extent such liens, encumbrances and defects (other than those under the Security Agreements) would not individually or in the aggregate result in a Material Adverse Change or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Memorandum, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(x)            Tax Law Compliance.  The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, except insofar as the failure to file such returns would not result in a Material Adverse Change, and have paid all taxes due thereon and except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has resulted in (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Com-

pany or any of its subsidiaries, would result in) individually or in the aggregate, a Material Adverse Change.

(y)           Company Not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).  The Company is not, and after receipt of payment for the Securities and the application of the net proceeds thereof as described in the Offering Memorandum will not be, an “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(z)            Insurance.  The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses as now operated and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

(aa)         No Price Stabilization or Manipulation.  None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb)         Solvency.  Each of the Company and the Guarantors is, and immediately after the Closing Date will be, Solvent.  As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(cc)         Compliance with Sarbanes-Oxley.  The Company and its subsidiaries and their respective officers and directors are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(dd)         Company’s Accounting System.  The Company and its subsidiaries maintain a system of accounting controls that is in compliance in all material respects with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee)         Disclosure Controls and Procedures.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ff)           Compliance with Environmental Laws.  Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Change; and the Company is not aware of any pending investigation which might lead to such a claim.

(gg)         Periodic Review of Costs of Environmental Compliance.  In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(hh)         ERISA Compliance.  The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with ERISA, except for non-compliance that would not, individually or in the aggregate, result in a Material Adverse Change.  “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ii)           Compliance with Labor Laws.  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would individually or in the aggregate result in a Material Adverse Change.

(jj)           Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, member, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act to be disclosed in a registration statement on Form S-3 which is not so disclosed in the Offering Memorandum.  Except as otherwise disclosed in the Offering Memorandum, there are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any affiliate of the Company to or for the benefit of any of the officers or directors of the Company or any affiliate of the Company or any of their respective family members.

(kk)         No Unlawful Contributions or Other Payments.  To the knowledge of the Company, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any subsidiary, has: used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ll)           Regulation S.  The Company and its affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.  Each of the Company and the Guarantors is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

Any certificate signed by an officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

SECTION 2.            Purchase, Sale and Delivery of the Securities.

(a)           The Securities.  Each of the Company and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 98.5% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms, subject to the conditions thereto, herein set forth.

(b)           The Closing Date.  Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Cahill Gordon & Reindel LLP  (or such other place as may be agreed to by the Company and Banc of America Securities LLC) at 9:00 a.m. New York City time, on April 23, 2007, or such later time and date as Banc of America Securities LLC shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).

(c)           Delivery of the Securities.  The Company shall deliver, or cause to be delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as Banc of America Securities LLC may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)           Initial Purchasers as Qualified Institutional Buyers.  Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A (a “Qualified Institutional Buyer”).

(e)           Each of the Initial Purchasers understands that the Company, the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5(c), counsel to the Company will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

SECTION 3.            Additional Covenants.  Each of the Company and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

(a)           Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications.  As promptly as practicable following the Time of Execution and in any event not later than the fourth business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering

Memorandum as modified only by the information contained in the Pricing Supplement.  The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement.  The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement.  Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which Banc of America Securities LLC reasonably objects.

(b)           Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.  If, prior to the later of (x) the Closing Date and (y) the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances at the time of sale of Securities to a Subsequent Purchaser, not misleading, or if in the judgment of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), file with the Commission (if amending or supplementing information incorporated by reference to materials filed with the Commission) and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c)           Copies of the Offering Memorandum.  The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

(d)           Blue Sky Compliance.  Each of the Company and the Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities.  None of the Company or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)           Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f)            The Depositary.  The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)           Additional Issuer Information.  Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.  Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h)           Agreement Not To Offer or Sell Additional Securities.  During the period of 180 days following the date hereof, the Company will not, without the prior written consent of Banc of America Securities LLC and UBS Securities LLC (which consent may be withheld at the discretion of Banc of America Securities LLC and UBS Securities LLC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or securities exchangeable for or convertible into debt securities of the Company (other than as contemplated by this Agreement and to register the Exchange Securities).

(i)            Future Reports to the Initial Purchasers.  At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish to Banc of America Securities LLC:  (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.

(j)            No Integration.  The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k)           No Restricted Resales.  During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(l)            Legended Securities.  Each certificate for a Security will bear the legend contained in “Transfer Restrictions” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

(m)          PORTAL.  The Company will use its reasonable best efforts to cause such Securities to be eligible for the PORTAL Market.

Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.            Payment of Expenses.  Each of the Company and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all print-

ing and engraving costs), lien searches and filings required by the Security Agreements, (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent registered public accounting firm and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreements, the Security Agreements, the Indentures, the DTC Agreement and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the  provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustees, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL Market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the NASD, if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement counsel and (x) 50% of all expenses incident to the “road show” for the offering of the Securities, including the cost of any chartered airplane or other transportation.  Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel and any transfer taxes in connection with any resale of the Securities by the Initial Purchasers subsequent to their initial purchase and resale of the Securities and the expenses of any “tombstone” advertisements relating to the offering of the Securities placed by the Initial Purchaser.

SECTION 5.            Conditions of the Obligations of the Initial Purchasers.  The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)           Accountants’ Comfort Letter.  On the date hereof, the Initial Purchasers shall have received from Deloitte & Touche LLP, independent public or certified public accountants for the Company, a “comfort letter” dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, covering the financial information in the Preliminary Offering Memorandum and the Pricing Supplement and other customary matters.  In addition, on the Closing Date, the Initial Purchasers shall have received from such accountants, a “bring-down comfort letter” dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than 2 business days prior to the Closing Date.

(b)           No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the Closing Date:

(i)      in the judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

(ii)     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.

(c)           Opinion and 10b-5 Letter of Counsel for the Company.  On the Closing Date the Initial Purchasers shall have received the favorable opinion and 10b-5 letter of Mayer, Brown, Rowe & Maw LLP, counsel for the Company and the Guarantors, except that Vorys, Sater, Seymour and Pease LLP will issue an opinion with respect to certain corporate and limited liability company matters under Ohio law relating to Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, dated as of such Closing Date, the forms of which are attached as Exhibit A-1 and Exhibit A-2, respectively.

(d)           Opinion and 10b-5 Letter of Counsel for the Initial Purchasers.  On the Closing Date the Initial Purchasers shall have received the favorable opinion and 10b-5 letter of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(e)           Officers’ Certificate.  On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each Guarantor and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

(i)      for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

(ii)     the representations, warranties and covenants of the Issuers set forth in Section 1 hereof were true and correct as of the Time of Execution and are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(iii)    the Issuers have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(f)            PORTAL Listing.  At the Closing Date the Securities shall have been designated for trading on the PORTAL Market.

(g)           Registration Rights Agreements.  The Company shall have entered into the Registration Rights Agreements and the Initial Purchasers shall have received executed counterparts thereof.

(h)           Security Documents.  On the Closing Date, the Company shall have furnished to the Initial Purchasers the Security Agreements, duly executed by each Issuer, together with:

(i)      evidence satisfactory to the Initial Purchaser that (upon filing in the appropriate filing offices described in clause (x) below) the First Lien Collateral Agent (for the benefit of the First Lien Secured Parties) and the Second Lien Collateral Agent (for the benefit of the Second Lien Secured Parties) have a valid and perfected first priority security interest and second priority security interest, respectively, in the Collateral, as the case may be, including (x) such documents duly executed by each Issuer as the Initial Purchasers may request with respect to the perfection of each Collateral Agents’ respective security interests in the Collateral (including financing statements under the UCC, trademark and copyright security agreements and other applicable documents under the laws of any jurisdiction with respect to the perfection of liens created by the Security Agreements), (y) copies of UCC search reports as of a recent date listing all effective financing statements that name any Issuer as debtor, together with copies of such financing statements, none of which shall cover the Collateral except for Permitted Liens, which shall be terminated on the Closing Date) and (z) evidence of termination and release of any existing Liens which are not Permitted Liens (including UCC-3 termination statements and releases);

(ii)     share certificates representing all certificated pledged stock and stock powers for such share certificates executed in blank; and

(iii)    all instruments representing Pledged Notes, in form and substance reasonably satisfactory to the Initial Purchasers, duly endorsed in favor of the First Lien Collateral Agent or in blank together with a summary (certified by a financial or accounting officer of the Company) of outstanding intercompany loan balances as of a recent date.

(i)            Tender Offer.  A majority of each class of the Existing Notes shall have been accepted for purchase pursuant to the Tender Offer and the supplemental indentures contemplated by the Offer to Purchase shall have been executed by the Company, the Guarantors and the trustees for the Existing Notes (it being understood that, notwithstanding anything in this Agreement to the contrary, the receipt of such consents shall also be a condition to the obligation of the Company and the Guarantors to issue and sell the Securities to the Initial Purchasers on the Closing Date).

(j)            Intercreditor Agreement.  The First Lien Trustee and the Second Lien Trustee shall have entered into the Intercreditor Agreement (as defined in the Offering Memorandum).

(k)           Additional Documents.  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

SECTION 6.            Reimbursement of Initial Purchasers’ Expenses.  If this Agreement is terminated by the Initial Purchasers pursuant to Section 5 or clause (iv) or (v) of Section 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of any of the Company or the Guarantors to perform any agreement herein (including, without limitation, as a failure of the condition precedent set forth in Section 5(i) to be satisfied) or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, fees and disbursements of one U.S. and one Canadian counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.            Offer, Sale and Resale Procedures.  Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(A)          Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made.  Each such offer or sale shall only be made to (i) persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or (ii) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(B)           The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis.  No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(C)           Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Com-

pany for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8.            Indemnification.

(a)           Indemnification of the Initial Purchasers.  Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based:  (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Guarantors contained herein; or (iii) in whole or in part upon any failure of the Company or the Guarantors to perform their obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers through Banc of America Securities LLC expressly for use in the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto).  The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Guarantors may otherwise have.

(b)           Indemnification of the Company and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor,

each of their respective directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers through Banc of America Securities LLC expressly for use therein; and to reimburse the Company, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  Each of the Company and the Guarantors hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in (x) the third and fourth sentences of the 7th paragraph, (y) the 8th paragraph, in each case under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum and (z) the Initial Purchasers’ names as they appear in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto).  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)           Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the posi-

tions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)           Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

SECTION 9.            Contribution.  If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount and commissions received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.  The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount and commissions received by such Initial Purchaser in connection with the Securities distributed by it.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A.  For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any

Guarantor, and each person, if any, who controls the Company or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantors.

SECTION 10.          Termination of this Agreement.  Prior to the Closing Date, this Agreement may be terminated by Banc of America Securities LLC, on behalf of the Initial Purchasers, by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to proceed with the offering sale or delivery of the Securities in the manner and on the terms described in the Pricing Disclosure Package or to enforce contracts for the sale of securities; (iv) there shall have occurred any change, or any development or event involving a prospective change, in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise that, in the judgment of the Initial Purchasers is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.  Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination (including, without limitation, if the purchase and sale of the Securities does not occur as a result of the condition precedent set forth in Section 5(i) failing to be satisfied).

SECTION 11.          Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.          Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Facsimile: (212) 901-7897
Attention: Legal Department

with a copy to:

Cahill Gordon & Reindel LLP

80 Pine Street

New York, New York  10005
Facsimile: (212) 378-2169
Attention: James J. Clark, Esq.

If to the Company:

iPCS Holdings, Inc.
1901 N. Roselle Road, Suite 500

Schaumburg, IL  60195
Facsimile: (847) 885-7125
Attention: General Counsel

with a copy to:

Mayer, Brown, Rowe & Maw LLP
71 S. Wacker Drive
Chicago, Illinois 60606
Facsimile: (312) 701-7711
Attention: Paul W. Theiss and Robert J. Wild

Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 13.          Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any Subsequent Purchaser of other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14.          Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15.          Governing Law Provisions.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(a)           Consent to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 16.          Default of One or More of the Several Initial Purchasers.  If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date.  If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.  In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16.  Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 17.          No Advisory or Fiduciary Responsibility.  Each of the Company and the Guarantors acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Guarantors or its affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or the Guarantors on other matters) or any other obligation to the Company and the Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof.  The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

SECTION 18.          General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be executed and delivered by facsimile transmission or electronic transmission (e.g., pdf file), and a facsimile or electronic transmission of this Agreement or of a signature of a party will be effective as an original.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

iPCS, INC.

By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President, General Counsel and
Secretary

GUARANTORS: iPCS WIRELESS, INC. iPCS EQUIPMENT, INC. HORIZON PERSONAL COMMUNICATIONS, INC. BRIGHT PCS HOLDINGS, INC. BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC

By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Vice President, General Counsel and
Secretary

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC UBS SECURITIES LLC
JEFFERIES & COMPANY, INC

By:	Banc of America Securities LLC

By:	/s/ Lex Maultsby
Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of First Lien Securities to be Purchased	Aggregate Principal Amount of Second Lien Securities to be Purchased
Banc of America Securities LLC	$165,000,000	$96,250,000
UBS Securities LLC	105,000,000	61,250,000
Jefferies & Company, Inc.	30,000,000	17,500,000

Total	$300,000,000	$175,000,000

EXHIBIT A-1

Opinion of Mayer, Brown, Rowe & Maw LLP to be delivered pursuant to Section 5 of the Purchase Agreement.

(i)            Each of the Company and each of iPC Wireless, Inc., iPCS Equipment, Inc. and Bright PCS Holdings, Inc. (together, the “Delaware Guarantors”) is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii)           Each of the Company and the Delaware Guarantors has the requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreements, the Security Agreements, the Indentures, the Securities and the Exchange Securities.

(iii)          Each of the Company and the Delaware Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in the jurisdictions set forth on Schedule I attached hereto.

(iv)          Each of the Purchase Agreement, the Registration Rights Agreements, the Indentures, the Security Agreements, and the Guarantees of the Notes and the Exchange Notes has been duly authorized by the Company and each Delaware Guarantor, as applicable.

(v)           The Purchase Agreement has been duly executed and delivered by the Company and each Guarantor, and assuming the due authorization thereof by each of Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC (together, the “Ohio Guarantors”, and together with the Delaware Guarantors, the “Guarantors”) and assuming the due authorization, execution and delivery thereof by each of the Initial Purchasers, the Purchase Agreement constitutes a valid and binding agreement of  the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations.

(v)           Each of the Registration Rights Agreements has been duly executed and delivered by the Company and the Guarantors, and assuming the due authorization, execution and delivery thereof by each of the Initial Purchasers and assuming the due authorization thereof by the Ohio Guarantors, each of the Registration Rights Agreements and constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations.

(vi)          The Indentures have been duly executed and delivered by the Company and each Guarantor, and assuming the due authorization, execution and delivery thereof by each respective Trustee and assuming the due authorization thereof by the Ohio Guarantors, each Indenture constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations.

(vii)         The Security Agreements have been duly executed and delivered by the Company and each Guarantor, and assuming the due authorization, execution and delivery thereof by each respective Trustee and assuming the due authorization thereof by the Ohio Guarantors, each Security Agreement constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations.  Assuming the due authorization, execution and delivery thereof by the First Lien Collateral Agent and assuming the due authorization thereof by the Ohio Guarantors, the First Lien Security Agreement creates a valid security interest in favor of the First Lien Collateral Agent in the Collateral described therein for the benefit of the holders of the First Lien Notes.  Assuming the due authorization, execution and delivery thereof by the Second Lien Collateral Agent and assuming the due authorization thereof by the Ohio Guarantors, the Second Lien Security Agreement creates a valid security interest in favor of the Second Lien Collateral Agent in the Collateral described therein for the benefit of the holders of the Second Lien Notes.

(viii)        Each of the Uniform Commercial Code financing statements (the “Financing Statements”) attached to such opinion as an exhibit contains all information required under Section 9-502(a) of the applicable UCC (which will exclude the State of Ohio) for such Financing Statement to be sufficient under such Section and contains all of the information specified in Section 9-516(b) of the applicable UCC applicable to an initial financing statement the omission of which would permit the filing office to refuse to accept the Financing Statement under Section 9-520(a) of the applicable UCC.  Upon the filing of each Financing Statement in such office indicated on the face of such Financing Statement, (i) the First Priority Collateral Agent, for the benefit of the First Priority Secured Parties, will have a perfected security interest in that portion of the Collateral (the “Filing Collateral”) in which a security interest can be perfected by the filing of a financing statement under the Uniform Commercial Code as currently in effect in such state and (ii) the Second Priority Collateral Agent, for the benefit of the Second Priority Secured Parties, will have a perfected security interest in that portion of the Filing Collateral in which a security interest can be perfected by the filing of a financing statement under the Uniform Commercial Code as currently in effect in such state.

(ix)           Upon execution and delivery of the Intercreditor Agreement by the First Lien Collateral Agent and the Second Lien Collateral Agent, and assuming the First Lien Collateral Agent takes and retains possession (as such term is used in Section 9-313(a) of the New York UCC) in the State of New York) of (i) certificates representing the Pledged Securities (as defined in the First Lien Security Agreement), together with stock powers properly executed in blank with respect thereto, and (ii) the Intercompany Notes and other Instruments (as defined in the First Lien Security Agreement) duly indorsed in favor of the First Lien Collateral Agent or in blank, each Collateral Agent will have a perfected security interest in the Pledged Securities and the Intercompany Notes and such other Instruments.  Assuming that none of the First Lien Collateral Agent, the Second Lien Collateral Agent or any holder of any note has notice of any adverse claim (within the meaning of Section 8-102(a)(1) of the New York UCC), upon becoming perfected in the foregoing manner, the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in the Pledged Securities will be free of any adverse claim.

(x)            No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to New York or Delaware or to any jurisdiction therein on account of the execution and delivery of the Indentures or the Security Agreements or the creation of the indebtedness evidenced or secured by any of the foregoing or the recording or filings contemplated by clause (viii) above except for nominal filing or recording fees.

(xi)           The Notes are in the form contemplated by the applicable Indenture, have been duly authorized by the Company for issuance and sale pursuant to this Agreement and the Indenture and, when executed by the Company and authenticated by the applicable Trustee in the manner provided in the applicable Indenture (assuming the due authorization, execution and delivery of the Indentures by the applicable Trustees and assuming the due authorization thereof by the Ohio Guarantors) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations.

(xii)          The Exchange Securities have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the applicable Indenture (assuming the due authorization, execution and delivery of the Indentures by the applicable Trustees and assuming the due authorization thereof by the Ohio Guarantors), the Registration Rights Agreements and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations, and will be entitled to the benefits of the applicable Indenture.

(xiii)         The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the applicable Indenture, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor and assuming the due authorization thereof by the Ohio Guarantors, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general applicability relating to or affecting rights of creditors and other obligees and general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (b) as any rights to indemnity and contribution may be limited by applicable laws and public policy considerations, and will be entitled to the benefits of the applicable Indenture.

(xiv)        The Securities, the Security Agreement, the Intercreditor Agreement and the Indentures conform as to legal matters in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Final Offering Memorandum under the heading “Description of Notes”.

(xv)         The documents incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum (other than the financial statements and financial schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the Exchange Act.

(xvi)        The statements in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Our Relationship With Sprint—Our Litigation Against Sprint and the Forbearance Agreement,” “Risk Factors—Risks Related to Our Relationship with Sprint PCS— The merger between Sprint and Nextel and the outcome of our litigation relating thereto may have an adverse effect on us in ways that would be beyond our control,” and “Certain U.S. Federal Income Tax Considerations,” insofar as such statements constitute summaries of legal matters, fairly summarize, in all material respects, the matters referred to therein.

(xvii)       No consent, approval, authorization or registration or filing under the Delaware General Corporation Laws or with any federal or New York governmental or regulatory authority or agency or, to our knowledge, any federal or New York court, is required for the Company’s and the Guarantors’ execution, delivery and performance of this Agreement, the Registration Rights Agreements, the Security Agreements or the Indenture, or the issuance and delivery of the Securities or, assuming no changes in applicable laws prior to the date of issuance of the Exchange Securities, the Exchange Securities, or consummation of the transactions contemplated thereby, other than (a) such as have been obtained or made, (b) the registration under the Securities Act of the Securities or the Exchange Securities and related Guarantees in connection with the transactions contemplated by the Registration Rights Agreements, (c) such as may be required by applicable state “blue sky” or similar state or foreign securities laws and (d) such as may be required pursuant to federal or state laws, rules or regulations applicable primarily to companies in the telecommunications industry.

(xviii)      The execution and delivery of the Purchase Agreement, the Registration Rights Agreements, the Security Agreements, the Notes, the Exchange Securities and the Indentures by the Company and the Guarantors and the performance by the Company and the Guarantors of their obligations thereunder: (i) will not result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any Delaware Guarantor; (ii) will not result in any violation of the provisions of any agreement set forth on Schedule I(1) and, assuming consummation of the Tender Offer and Consent Solicitation in accordance with the terms of the Offer to Purchase, will not constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Delaware Guarantor pursuant to the Existing Notes, other than any lien, charge or encumbrance imposed pursuant to the Security Agreements; or (iii) will not result in any violation of any federal, New York State or Delaware corporate law, rule or regulation, or any judgment, order or decree known to us to be binding on the Company or any Delaware Guarantor of any federal or New York State government or governmental authority.  We express no opinion, however, as to any state “blue sky” or similar state or foreign securities laws or federal or state law, rule or regulation applicable primarily to companies in the telecommunications industry.

(1)             Should cover Sprint agreements as well.

(xx)          The Company is not, and after receipt of payment for the Securities and the use of the proceeds therefrom as specified in the Final Offering Memorandum, will not be required to register as, an “investment company” within the meaning of Investment Company Act.

(xxii)        Assuming the accuracy of, and compliance with, the representations, warranties and covenants of the Company, the Guarantors and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes or the Guarantees under the Securities Act is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum.  We express no opinion, however, as to when or under what circumstances any Securities initially sold by the Initial Purchasers may be reoffered or resold.

In addition, such counsel shall state that they have participated in conferences with representatives of the Company, representatives of the independent registered public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed.  Except as specifically noted in paragraphs (xiv) and (xvi) above, such counsel will not be passing upon and will assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Final Offering Memorandum or making any representation that such counsel has independently verified or checked the accuracy, completeness or fairness of such statements.  Also, such counsel is expressing no view as to the financial statements and related schedules or the other financial data included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum or omitted therefrom.  Subject to the foregoing, such counsel will advise you that no facts have come to such counsel’s  attention that cause them to believe (i) that the Pricing Disclosure Package, at the Time of Execution, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of its date or as of the of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

April [____], 2007

Banc of America Securities LLC
UBS Securities LLC
Jefferies & Company, Inc.
     As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Re:                               iPCS, Inc.

Ladies and Gentlemen:

We have acted as special counsel to iPCS, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of (i) $300,000,000 aggregate principal amount of the Company’s First Lien Senior Secured Floating Rate Notes due 2013 (the “First Lien Notes”) and (ii) $175,000,000 aggregate principal amount of the Company’s Second Lien Senior Secured Floating Rate Notes due 2014 (the “Second Lien Notes”, and together with the First Lien Notes, the “Notes”), pursuant to the terms of a Purchase Agreement, dated April [____], 2007 (the “Purchase Agreement”), by and among the Company and Banc of America Securities LLC, UBS Securities LLC and Jefferies & Company, Inc., as initial purchasers (collectively, the “Initial Purchasers”).

As special counsel to the Company, we reviewed the Pricing Disclosure Package and the Final Offering Memorandum and participated in conferences with your representatives and representatives of the Company, its independent registered public accountants and your counsel at which the contents of the Pricing Disclosure Package and the Final Offering Memorandum and related matters were discussed.

This letter is furnished to you pursuant to Section 5(c) of the Purchase Agreement.  Capitalized terms used and not otherwise defined in this letter are used as defined in the Purchase Agreement.

The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Pricing Disclosure Package and the Final Offering Memorandum, and we

have not undertaken any obligation to verify independently any of the factual matters set forth in the Pricing Disclosure Package and the Final Offering Memorandum.

Except as specifically noted in paragraphs (xiv) and (xvi) in our opinion of today’s date addressed to you, which paragraphs (xiv) and (xvi) relate to certain federal income tax matters, securities law matters and other corporate matters, we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package and the Final Offering Memorandum or making any representation that we have independently verified or checked the accuracy, completeness or fairness of such statements.  Also, we are expressing no view as to the financial statements and related schedules or the other financial data included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum or omitted therefrom.  Subject to the foregoing, we advise you that no facts have come to our attention that cause us to believe (i) that the Pricing Disclosure Package, at the Time of Execution, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Pursuant to IRS Circular 230, we hereby inform you that this letter was not intended or written by us to be used, and cannot be used by you, for the purpose of avoiding penalties that may be imposed on you under U.S. tax law.

This letter is furnished by us in accordance to Section 5(c) of the Purchase Agreement, is solely for your benefit and is not to be used, quoted or otherwise relied upon by any other person, or by you for any other purpose, or filed or furnished to any governmental agency or any other person, without our prior written consent.

Very truly yours,

EXHIBIT A-2

Opinion of Vorys, Sater, Seymour and Pease LLP to be delivered pursuant to Section 5 of the Purchase Agreement.

(i)            Bright Personal Communications Services, LLC (“Bright”) is validly existing and in full force and effect as a limited liability company under the laws of the State of Ohio (the “State”).  Horizon Personal Communications Services, Inc. (“Horizon” and collectively with Bright, the “Ohio Guarantors”) is validly existing and in good standing as a corporation under the laws of the State.

(ii)           Bright has all requisite limited liability company power and authority to own, lease and operate its properties, to execute and deliver each of the Purchase Agreement, the Security Agreements, the Registration Rights Agreements and the Indentures, including the Guarantees contemplated thereby (collectively, the “Guarantor Documents”), and to perform its obligations thereunder.  Horizon has all requisite corporate power and authority to own, lease and operate its properties, to execute and deliver each of the Guarantor Documents, and to perform its obligations thereunder.

(iii)          The execution, delivery and performance of each of the Guarantor Documents by Bright has been duly authorized by all necessary limited liability company action on the part of Bright.  The execution, delivery and performance of each of the Guarantor Documents by Horizon has been duly authorized by all necessary corporate action on the part of Horizon.

(iv)          Each of the Uniform Commercial Code financing statements (the “Financing Statements”) attached to this opinion as an exhibit is in appropriate form for filing in the Office of the Secretary of State of the State (the “Filing Office”).  Upon the communication of the Financing Statements and tender of the applicable filing fee or acceptance of the Financing Statements in such office in accordance with the provisions of the Uniform Commercial Code, as enacted in the State (the “Ohio Code”), the security interests in that portion of the Collateral owned by the Ohio Guarantors which have attached pursuant to the Security Agreements and which is described in such Financing Statements (the “Filing Collateral”) will be perfected to the extent a security interest can be perfected in such collateral under the Ohio Code by the filing of a financing statement.

(v)           No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution and delivery of the Security Agreements or the perfection of the security interests granted therein, except for nominal filing or recording fees associated with the filing of the Financing Statements.

(vi)          The execution and delivery of the Guarantor Documents by the Ohio Guarantors and the performance by the Ohio Guarantors of their obligations thereunder (other than performance by the Ohio Guarantors of their obligations under the indemnification section of the Purchase Agreement, as to which no opinion need be rendered) will not result in any violation of the provisions of the Articles of Incorporation or Code of Regulations of Horizon or the Articles of Organization orOperating Agreement of Bright.

Exhibit A-2-1

(vii)         To our knowledge, the execution and delivery by the Ohio Guarantors of the Guarantees will not violate any law or regulation of the State of Ohio applicable generally to for profit corporations and limited liability companies.

Exhibit A-2-2

EXHIBIT B

Subsidiaries

Bright PCS Holdings, Inc.

Bright Personal Communications Services, LLC

Horizon Personal Communications, Inc.

iPCS, Inc.

iPCS Equipment, Inc.

iPCS Wireless, Inc.

Exhibit B-1

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act.  Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S , it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

Annex I-1

ANNEX II

Pricing Supplement

PRICING SUPPLEMENT                                                                                                  STRICTLY CONFIDENTIAL

iPCS, Inc.

$300,000,000 First Lien Senior Secured Floating Rate Notes due 2013

$175,000,000 Second Lien Senior Secured Floating Rates due 2014

April 11, 2007

Pricing Supplement dated April 11, 2007 to the Preliminary Offering Memorandum dated
April 9, 2007 of iPCS, Inc.

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum.

The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered and sold only (a) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (b) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.  For details about eligible offers, deemed representations and agreements by investors and transfer restrictions, see “Notice to Investors” in the Preliminary Offering Memorandum.

Annex II-1

Terms Applicable to the First Lien Senior Secured Floating Rate Notes due 2013

Principal Amount:	$300,000,000 aggregate principal amount.

Title of Securities:	First Lien Senior Secured Floating Rate Notes due 2013.

Final Maturity Date:	May 1, 2013.

Issue Price:	100% of principal amount plus accrued interest, if any, from and including April 23, 2007.

Interest:	Interest on the notes will accrue at a rate per annum equal to three-month LIBOR (reset on each interest payment date) plus 2.125%.

Interest Payment Dates:	February 1, May 1, August 1 and November 1.

Record Dates:	January 15, April 15, July 15 and October 15.

First Interest Payment Date:	August 1, 2007.

Optional Redemption:

The Company may redeem the notes, at its option, in whole or in part, on the dates (commencing on May 1 of the years set forth in the Preliminary Offering Memorandum) and at the redemption prices listed under “Description of Notes—Optional Redemption” in the Preliminary Offering Memorandum plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date.

Mandatory Offer to Redeem Upon Certain Equity Offerings:

If the Company experiences certain kinds of changes of control, the Company must offer to purchase the notes at 101% of their principal amount, plus accrued and unpaid interest and Liquidated Damages, if any, to the repurchase date.

Initial Purchasers:	Banc of America Securities LLC UBS Securities LLC Jefferies & Company, Inc.

Trade Date:	April 11, 2007.

Settlement Date:

April 23, 2007 (T+8). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes on the date of pricing or the next four succeeding business days will be required, by virtue of the fact that the notes initially will settle in T+8, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of notes who wish to trade notes on the date of pricing or the next four succeeding business days should consult their own advisors.

Annex II-2

Distribution:	144A and Regulation S with registration rights as set forth in the preliminary offering memorandum.

Annex II-3

Terms Applicable to the Second Lien Senior Secured Floating Rate Notes due 2014

Principal Amount:	$175,000,000 aggregate principal amount.

Title of Securities:	Second Lien Senior Secured Floating Rate Notes due 2014.

Final Maturity Date:	May 1, 2014.

Issue Price:	100% of principal amount plus accrued interest, if any, from and including April 23, 2007.

Interest:

Interest on the notes will accrue at a rate per annum equal to three-month LIBOR (reset on each interest payment date) plus (i) in the case of Cash Interest (as defined below), 3.25% and (ii) in the case of PIK Interest (as defined below), 4.00%. Following the first interest payment date, the Company may elect to pay interest on the notes (1) entirely in cash (‘‘Cash Interest’’) or (2) entirely by increasing the principal amount of the outstanding notes (‘‘PIK Interest’’). Interest payable on the first interest payment date for the notes will be payable as Cash Interest.

Interest Payment Dates:	February 1, May 1, August 1 and November 1.

Record Dates:	January 15, April 15, July 15 and October 15.

First Interest Payment Date:	August 1, 2007

Optional Redemption:

The Company may redeem the notes, at its option, in whole or in part, on the dates (commencing on May 1 of the years set forth in the Preliminary Offering Memorandum) and at the redemption prices listed under “Description of Notes—Optional Redemption” in the Preliminary Offering Memorandum plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date. Additionally, prior to May 1, 2008, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the second lien notes issued under the second lien indenture at a redemption price of 100% of the principal amount thereof plus a premium equal to the interest rate on the second lien notes applicable on the date on which notice of redemption is given, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, subject to the conditions described under “Description of Notes—Optional Redemption” in the Preliminary Offering Memorandum.

Mandatory Offer to Redeem Upon Certain Equity Offerings:

If the Company experiences certain kinds of changes of control, the Company must offer to purchase the notes at 101% of their principal amount, plus accrued and unpaid interest and Liquidated Damages, if any, to the repurchase date.

Annex II-4

Initial Purchasers:	Banc of America Securities LLC UBS Securities LLC Jefferies & Company, Inc.

Trade Date:	April 11, 2007

Settlement Date:

April 23, 2007 (T+8). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes on the date of pricing or the next four succeeding business days will be required, by virtue of the fact that the notes initially will settle in T+8, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of notes who wish to trade notes on the date of pricing or the next four succeeding business days should consult their own advisors.

Distribution:	144A and Regulation S with registration rights as set forth in the preliminary offering memorandum.

Annex II-5